UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

INHIBIKASE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39676	26-3407249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway SE, Suite 1900 Atlanta, Georgia	30339
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 392-3419

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering and Concurrent Private Placement

On May 20, 2024, Inhibikase Therapeutics, Inc. (“Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) in connection with a registered direct offering (the “Registered Direct Offering”) and concurrent private placement with an institutional investor (the “Purchaser”).

Pursuant to the Securities Purchase Agreement, the Company agreed to sell in the Registered Direct Offering 714,527 shares (“Shares”) of the Company’s common stock, par value $0.001 (“Common Stock”), and pre-funded warrants (“Pre-Funded Warrants”) to purchase up to 957,925 shares of Common Stock. The Pre-Funded Warrants have an exercise price of $0.0001 per share and are immediately exercisable and can be exercised at any time after their original issuance until such Pre-Funded Warrants are exercised in full. Pursuant to the Securities Purchase Agreement, in a concurrent private placement (the “Private Placement”), the Company also agreed to issue to the Purchaser unregistered common warrants (“Private Common Warrants”) to purchase up to 3,344,904 shares of Common Stock at an exercise price of $1.68 per share. The Private Common Warrants will become exercisable on the first trading day following the Company’s notice to the Purchaser of the approval by the Company’s stockholders with respect to the issuance of shares of Common Stock underlying the Private Common Warrants. Such date and the date that the Company notifies the Purchaser of its stockholders’ approval of the issuance of shares of Common Stock underlying the Inducement Warrants (as defined below) is hereinafter referred to as the “Stockholder Approval Date”. 1,672,452 of such Private Common Warrants are exercisable for a period of 12 months from the Stockholder Approval Date (the “Series A Warrants”), and the remaining 1,672,452 Private Common Warrants are exercisable for a period of five years from the Stockholder Approval Date. Each Share is being sold with one Series A Warrant and one Series B Warrant at a combined purchase price of $1.68, and each Pre-Funded Warrant is being sold with one Series A Warrant and one Series B Warrant at a combined purchase price of $1.6799 (equal to the combined purchase price per Share and accompanying Private Common Warrants, minus $ 0.0001).

The Company expects to receive gross proceeds from the Registered Direct Offering, before deducting placement agent fees and other estimated offering expenses payable by the Company, of approximately $2.8 million. The Company intends to use the proceeds for general corporate purposes.

The Registered Direct Offering and the Private Placement are expected to close on or about May 22, 2024, subject to satisfaction of customary closing conditions, including Stockholder Approval.

Maxim Group LLC (“Maxim”) served as the sole placement agent for the Registered Direct Offering. The Company entered into a placement agency agreement (the “Placement Agreement”) with Maxim, pursuant to which the Company has agreed to pay Maxim a cash placement fee equal to 6.5% of the aggregate gross proceeds raised in the Registered Direct Offering from sales arranged for by Maxim. Subject to certain conditions, the Company has also agreed to reimburse certain expenses of Maxim in connection with the Registered Direct Offering, including but not limited to legal fees, up to a maximum of $80,000. If the Registered Direct Offering is not consummated for any reason, the Company will be required to reimburse Maxim for expenses not to exceed $20,000 in the aggregate.

The Placement Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. We have agreed to indemnify the Placement Agent against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and liabilities arising from breaches of representations and warranties contained in the Placement Agreement, or to contribute to payments that the Placement Agent may be required to make in respect of those liabilities. The Company has agreed not to effect any issuance of Common Stock or securities convertible into Common Stock involving a Variable Rate Transaction, as defined in the Purchase Agreement, for a period commencing on the date of the Placement Agreement until six (6) months following the closing of the Registered Direct Offering; provided, however, that after three (3) months following such closing, the issuance of shares of Common Stock in an “at-the-market” facility shall not be deemed a Variable Rate Transaction for purposes of the Placement Agreement.

The Registered Direct Offering of the Shares and the Pre-Funded Warrants (and the shares of Common Stock issuable upon the exercise of the Pre-Funded Warrants) is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-262551), declared effective by the Securities and Exchange Commission (the “Commission”) on February 11, 2022 and a prospectus supplement that the Company plans to file with the Commission relating to such securities.

None of the Private Common Warrants or the shares of Common Stock issuable upon the exercise of the Private Placement Warrants are registered under the Securities Act. The Private Common Warrants and the shares of Common Stock issuable upon exercise thereof will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder, for transactions not involving a public offering.

The Securities Purchase Agreement contains customary representations, warranties and agreements by the Company and customary conditions to closing. Under the Securities Purchase Agreement, and subject to certain exceptions, for a period of seventy-five (75) days following the closing of the Registered Direct Offering, the Company has agreed not to (i) enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or Common Stock equivalents or (ii) file any registration statement or amendment or supplement thereto. The Company has also agreed not to effect or enter into an agreement to effect any issuance of Common Stock or Common Stock equivalents involving a Variable Rate Transaction, as defined in the Purchase Agreement, for a period of six (6) months following the closing of the Registered Direct Offering (or, in the case of an “at-the-market” offering, three (3) months following the closing of the Registered Direct Offering). Pursuant to the Securities Purchase Agreement, the Company also agreed to indemnify the Purchaser against certain liabilities, including liabilities under the Securities Act and liabilities arising from breaches of representations and warranties contained in the Securities Purchase Agreement.

Warrant Repricing

On May 20, 2024, the Company entered into a letter agreement (the “Inducement Letter”) with the Purchaser who is an existing long-term investor in the Company and holder of outstanding Common Stock purchase warrants that the Company issued on January 27, 2023 (such holder, the “Exercising Holder,” and such warrants, the “Existing Warrants”). Pursuant to the Inducement Letter, the Exercising Holder agreed to exercise, for cash, Existing Warrants to purchase, in the aggregate, 708,500 shares of Common Stock (the “Existing Warrant Shares”) in exchange for the Company’s agreement to (i) lower the exercise price of the Existing Warrants to $1.68 per share pursuant to an amendment to the Existing Warrants (the “Warrant Amendment”) and (ii) issue new warrants (the “Inducement Warrants”) to the Exercising Holder to purchase, in the aggregate, up to 1,417,000 shares of Common Stock (such transactions, collectively, the “Warrant Inducement”). In addition, 1,229,484 Existing Warrants held by such investor which are not being exercised in connection with the Warrant Inducement will have their exercise price reduced to $1.68 per share (such transactions together with the Warrant Inducement, the “Warrant Repricing”). The Company received aggregate gross proceeds of approximately $1.2 million from the exercise of the Existing Warrants by the Exercising Holder. The Company intends to use the proceeds for general corporate purposes.

The Inducement Warrants have an exercise price of $1.68 per share and provide for a cashless exercise feature if there is no effective registration statement covering the Inducement Warrants. 708,500 of the Inducement Warrants are exercisable for twelve months from the Stockholder Approval Date (the “Series C Warrants”) and the remaining 708,500 Inducement Warrants are exercisable for five years from the Stockholder Approval Date (the “Series D Warrants”).

The Company has agreed, as soon as practicable (but in no event later than 30 days after the date of the Inducement Letter), to file a registration statement on Form S-1 or S-3 to register the resale of the shares of Common Stock underlying the Inducement Warrants and to use commercially reasonable efforts to cause such registration statement to become effective within 60 days (90 days in the event the Commission elects to review such registration statement) of its initial filing.

The foregoing descriptions of the terms and conditions of the Securities Purchase Agreement, Placement Agreement, Inducement Letter, Pre-Funded Warrants, Private Common Warrants, Inducement Warrants and Warrant Amendment do not purport to be complete. The Securities Purchase Agreement, Placement Agreement and Inducement Letter and the forms of the Pre-Funded Warrant, Series A Warrant, Series B Warrant, Series C Warrant, Series D Warrant and Warrant Amendment are attached hereto as Exhibits 10.1, 10.2, 10.3, 4.1, 4.2, 4.3, 4.4, 4.5 and 4.6, respectively, and are incorporated herein by reference. The foregoing summaries of such agreements are qualified in their entirety by reference to such exhibits.

The Company notes that the representations, warranties and covenants made by the Company in any agreement that is incorporated by reference herein were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreements. In addition, the assertions embodied in any representations, warranties and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to security holders generally. Moreover, such representations, warranties or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

This report contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including the completion of the Registered Direct Offering, the Private Placement and the Warrant Repricing, the satisfaction of customary closing conditions related to each, including stockholder approval, the intended use of net proceeds therefrom, the potential exercise of warrants, as well as those risks discussed in the Company’s Prospectus Supplement, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and in other documents that the Company files from time to time with the Commission. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

An opinion of McDermott Will & Emery LLP regarding the validity of the Shares and shares of Common Stock underlying the Pre-Funded Warrants being issued and sold in the Registered Direct Offering is filed as Exhibit 5.1.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy, and these securities cannot be sold in any state or jurisdiction in which this offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any state or jurisdiction. Any offer will be made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Private Common Warrants and the shares of common stock underlying such warrants is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 20, 2024, the Company issued a press release announcing the concurrent Registered Direct Offering and Private Placement and the Warrant Repricing, as described above in Item 1.01 of this Current Report on Form 8-K. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

4.1	Form of Pre-Funded Warrant

4.2	Form of Series A Warrant

4.3	Form of Series B Warrant

4.4	Form of Series C Warrant

4.5	Form of Series D Warrant

4.6	Form of Warrant Amendment

5.1	Opinion of McDermott Will & Emery LLP

10.1	Securities Purchase Agreement, dated as of May 20, 2024

10.2	Placement Agency Agreement, dated as of May 20, 2024

10.3	Inducement Letter, dated as of May 20, 2024

23.1	Consent of McDermott Will & Emery LLP (included in Exhibit 5.1)

99.1	Press Release, dated May 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2024	INHIBIKASE THERAPEUTICS, INC.

	By:	/S/ MILTON H. WERNER
Milton H. Werner, Ph.D.
President and Chief Executive Officer